UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 3, 2006

Sea Containers Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	1-7560	98-0038412
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

22 Victoria Street, Hamilton HM 12, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  441-295-2244

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  Entry into a Material Definitive Agreement.

On October 3, 2006, Sea Containers SPC Ltd. (the “SPC”), an indirect majority-owned subsidiary of Sea Containers Ltd. (the “Company”), completed a $160,661,000 term debt securitization (the “2006 Securitization”), involving (i) the refinancing of $106,916,000 principal amount of its Series 2001 Senior Notes that were issued in the SPC’s 2001 securitization, and (ii) the issuance by the SPC of new Series 2006 Senior Notes (the “2006 Notes”) with an initial principal amount of $53,745,000.  The 2006 Notes were purchased by Wachovia Bank, National Association, and Abelco Finance LLC, and are secured by marine and intermodal containers owned by the SPC, including an additional $53,353,000 net book value of containers purchased from the Company on October 3rd.

As part of the 2006 Securitization, the Company and the SPC entered into (i) the Amendment No. 1 to the Second Amended and Restated Contribution and Sale Agreement providing for the sale of containers by the Company to the SPC, and (ii) the Third Amended and Restated Management Agreement, providing for the Company’s continued appointment as manager of the SPC’s containers.  The SPC entered into the Second Amended and Restated Indenture between the SPC and The Bank of New York, as the Indenture Trustee, providing for the issuance of the 2006 Notes.

The Company used the cash proceeds from the sale of the containers sold to the SPC as part of the 2006 Securitization for working capital purposes.  As with the 2001 securitization, the 2006 Securitization was recorded by the Company as an on-balance sheet financing.

The foregoing description of the mentioned agreements does not purport to be complete and is qualified in its entirety by reference to copies of such documents, which are filed as Exhibits 99.1, 99.2, 99.3 and 99.4 and are incorporated by reference herein.

ITEM 8.01  Other Events

The Company also repaid its existing credit facilities with DVB Bank AG and The Bank of Nova Scotia, which had an outstanding amount of $9,067,000 including accrued interest and fees, and $18,341,000 including repayment of $1,500,000 of outstanding loan, cash collateralization of $15,900,000 and fees and expenses, respectively.

ITEM 9.01  Financial Statements and Exhibits.

(c)	Exhibits

99.1	Amendment No. 1 to the Second Amended and Restated Contribution and Sale Agreement.

99.2	Second Amended and Restated Contribution and Sale Agreement.

99.3	Third Amended and Restated Management Agreement.

99.4	Second Amended and Restated Indenture.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEA CONTAINERS LTD.

By:	/s/ Ian C. Durant
Name: Ian C. Durant
Title: Vice President - Finance and chief Financial Officer

Date:  October 10, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.1	Amendment No. 1 to the Second Amended and Restated Contribution and Sale Agreement.

99.2	Second Amended and Restated Contribution and Sale Agreement.

99.3	Third Amended and Restated Management Agreement.

99.4	Second Amended and Restated Indenture.